UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-22077

Prospector Funds, Inc.
(Exact name of registrant as specified in charter)

370 Church St., Guilford, CT 06437
(Address of principal executive offices) (Zip code)

Prospector Partners Asset Management, LLC, 370 Church St., Guilford, CT 06437
(Name and address of agent for service)

(203) 458-1500
Registrant's telephone number, including area code

Date of fiscal year end: December 31, 2015

Date of reporting period:  June 30, 2015

Item 1. Report to Stockholders.

Prospector Capital Appreciation Fund
Prospector Opportunity Fund

Semi-Annual Report

www.prospectorfunds.com	June 30, 2015

PROSPECTOR FUNDS, INC.

July 30, 2015

Dear Shareholders of the Prospector Capital Appreciation Fund and Prospector Opportunity Fund,

Concerns about China, Greece, and Puerto Rico make the headlines these days, not in a good way.  The violent negative gyrations of the Chinese stock market have dominated the news in recent weeks, and it seems clear that economic growth there is slowing significantly.  In response the Chinese government has limited the ability of large shareholders to sell equities and injected cash into the market in an attempt to stem the tide. The Funds have no direct exposure to Chinese equities.  The twists and turns in the Greece rescue saga highlight how difficult it is to predict outcomes in the region.  Of course the issue is broader than just Greece, it’s more about contagion in southern Europe and the European Union.  The good news is that we have minimal direct exposure.  Finally, the Governor of Puerto Rico has publically stated the obvious that they will be unable to fully pay off their municipal debt.  Puerto Rico has approximately $72 billion in debt, a big number for a nation with a population of 3.6 million and only 1.1 million in the workforce.  Complicating matters, Puerto Rico is a commonwealth without clear bankruptcy law.  This mess will continue to unfold.  Again, the Funds have very little direct exposure to this crisis.

Overall the environment for equity investing remains the same.  Central bank quantitative easing strategies around the world attempt to keep interest rates near record low levels and encourage investors to buy risk assets.  These conditions have powered the doubling of stock prices over the past five years while earnings have grown by less than half that amount.  The benchmark S&P 500 rose 1.23% for the six months ended June 30, 2015, with significant dispersion within sectors.  In a continuation of the recent trend, commodity prices declined.  This resulted in energy stocks trailing the market, along with industrials and consumer staples.  Utility stocks were the worst sector as long term interest rates gently rose off of their lows, coupled with the expectation that the Fed would increase rates once or twice before the end of the calendar year.  Conversely, health care stocks led market gainers, aided by a mergers & acquisitions wave that shows no signs of abating.  Consumer discretionary shares were also strong as the U.S. consumer remains a tower of economic strength in an increasingly uncertain world picture.

Prospector Opportunity Fund Highlights

The Opportunity Fund provided a return of 2.84% for the six months ended June 30, 2015, lagging the 4.75% return of the Russell 2000, but exceeding the 2.35% return of Russell Midcap index.  Our returns were hurt by dismal performance from the energy sector, with Hess and Murphy leading the detractors.  Slowing global growth and volatile currency markets precipitated a sharp selloff in commodities prices, including energy prices.

The Fund’s top performing sectors year to date included health care, consumer discretionary, and consumer staples.  Top performers in consumer discretionary included our two restaurant holdings, Denny’s and Darden.  Both companies have benefited from falling gas prices and internal improvements that have led them to exceed analysts’ expectations for comparable store sales growth.

Within the consumer staples group, our returns were helped by a strong gain in the shares of Tootsie Roll.  The company’s stock increased on speculation that the company could become a takeover target after its longtime CEO, Melvin J. Gordon passed away.  We own Tootsie Roll because we are attracted to its free cash flow generation and its iconic brands such as Razzle, Junior Mints, Charleston Chew, Dots, Charms Blow Pops, Sugar Daddy, and Dubble Bubble.

Among health care stocks, our largest contributor was Hologic.  The company has a revamped management team that has orchestrated a powerful turnaround.  Since the new management team took over, the Company has had several quarters of better than expected mammography sales which has led the street to increase their earnings expectations.

PROSPECTOR FUNDS, INC.

Our largest purchase during the first half of 2015 was Beneficial Bancorp (BNCL). Our purchase of Beneficial follows a well-worn path of value creation in small banks and thrifts. Most of our purchases in the bank and thrift sector are significantly overcapitalized, have solid capital management plans, operate in markets with attractive demographics, and have a plan to increase both return on assets and return on equity (“ROE”) over the long term. We believe Beneficial, operating in the attractive greater Philadelphia market, exhibits all of these traits. Beneficial, purchased at just over tangible book value, is currently carrying about one third of its assets in securities that yield just 1.8%. We believe management will deliberately take money from securities and deploy the funds into loans at more than twice the yield. This should benefit the bank’s returns and its earnings per share. In addition, we believe the company will manage down its 21% tangible equity to assets by repurchasing its own shares. Its capital management actions should also lead to higher earnings per share and a better ROE over our 3-5 year time horizon.

We also found value in two industrial companies which had been underperformers – Powell Industries (POWL), and FLIR Systems (FLIR – discussed in the Capital Appreciation Fund section below). POWL is a high-end electrical equipment manufacturer with a concentration in Oil & Gas, constituting about 60% of sales.  It also serves Utilities (20%), Public Transit (5%), and other heavy industries (15%).  We tracked POWL for a number of years, sitting on the fence and biding our time with this cyclical stock.  Like other companies exposed to oil, its stock price fell with the commodity.  It was also hampered by some operational missteps as it expanded operations, but has been turning the corner.  The stock went from a high near $70 to the current low $30’s.  We view Powell as having limited downside and significant upside.  We see: (a) the stock price back near prior cycle lows, (b) a fortress balance sheet with $14.69 per share in net working capital ($4.63 in cash) and de minimis debt, (c) logical eventual acquirers for the company (of which Chairman, Thomas Powell, owns over 20%), and (d) a cycle average earnings and free cash flow generation of about $2.00 per share (a 6.5% free cash flow yield on current enterprise value).  With good value and strong liquidity, we can wait out the uncertainties of the current environment.  We have upside as operations improve, and in the reasonable case of a recovery in Oil & Gas industry capex spending.

Prospector Capital Appreciation Fund Highlights

Your Capital Appreciation Fund returned 1.99% for the six months ended June 30, 2015, compared to 1.23% for the S&P 500.  While the Fund bested the S&P 500’s performance in eight of ten sectors, results were driven by gains in the healthcare and consumer discretionary sectors.  Within healthcare, the Hologic convertible security (discussed further below) was the top contributor (and also the Fund’s top gainer), while discretionary was led by Darden Restaurants (Olive Garden, LongHorn Steakhouse, etc.) where an activist-led restructuring has driven Darden to all-time highs.  Merger & acquisition activity also helped results, as Hospira and RTI Metals were both the targets of takeouts and were among top contributors to performance.

The largest common stock purchase during the first half of 2015 was FLIR Systems, Inc. (FLIR).  FLIR is a name we have been monitoring from the sidelines for a number of years.  At its core, FLIR is the commercial market leader in thermal sensors.  These sensors have seen increasing adoption across a wide range of markets, particularly commercial and residential security, building automation, and automotive.  We expect this trend of adoption to continue.  What had kept us on the sidelines was FLIR’s significant presence in the defense end markets, where it saw strong sales during the Iraq and Afghanistan troop surges.  Although a possible return of sequestration remains the primary risk to the stock, we believe the defense market has mostly bottomed.  FLIR now looks poised to start returning to growth in the near-to-medium term.  That, plus an attractive valuation, makes us believe it is time to start building a position now.  Investor apathy after several years of the defense drawdown provides a very attractive 6.5% free cash flow yield expected for 2015, on top of a very strong balance sheet with $1.25 net cash per share (vs. a low-$30’s stock price).

PROSPECTOR FUNDS, INC.

The next largest common stock purchase was Mondelez International, Inc.  Although Mondelez has excellent snack brands (e.g. Cadbury and Oreo) and global distribution, the company’s operating margins of 12.9% in 2014 are well below both the food industry average (around 15%) and key confectionary peers (around 18%).  Through a shift in production to modern manufacturing assets, as well as cost-savings initiatives, the company has set a goal of 15-16% margins in 2016, a target that we believe can be first achieved and then exceeded.  With a solid balance sheet and strong underlying free cash flow generation, we believe Mondelez is an attractive multi-year restructuring story.  Assuming margin improvement to 18% in 2017, we believe the company can generate free cash flow of $4.5 billion (or a yield of more than 6% on today’s enterprise value).  With consumer staples companies being acquired at yields closer to 4.5%, we see significant potential upside in Mondelez.

We also sold our Hologic 2037 convertible bonds, replacing them with the company’s issue due in 2043 (puttable near the end of 2017).  The womens’ health medical device manufacturer has been a big winner over the past eight months, as their new breast imaging technology has seen solid adoption rates.  Additionally, new CEO, Steve MacMillan, has acted quickly – improving the balance sheet, sales growth and margins.  Given the recent surge in Hologic stock, our convertible bonds were trading near 160.  While we still see potential upside in Hologic shares as MacMillan makes further progress, the breast imaging replacement process plays out, or in a possible sale of the company, we liked the downside protection provided by the ‘43 converts which were trading around 120 at time of purchase.  While we are giving away a bit of upside, we are more comfortable with the risk / reward dynamics of the security we currently own.

Outlook

At the risk of sounding like a broken record, the economy remains in the slow growth recovery pattern in place since the end of the financial crisis.  U.S. economic performance is the global leader and should continue but faces headwinds from the strong U.S. dollar and weakening economic growth across the world.  Europe’s position is weaker.

Oil prices have fallen 50% over the past year which should stimulate consumer spending and confidence in the long run both here and for non-oil producing countries abroad.  In the short term, the U.S. will feel the negative impacts from abandoned drilling projects and job creation in the energy sector.  However we continue to enjoy the competitive advantage of a long-term supply of abundant cheap natural gas.

Interest and mortgage rates continue near historically low levels.  Our best guess is those rates will be materially higher in five years, although they are unlikely to move much this year.  Our best guess is that the Fed moves incrementally to tighten monetary conditions later this year. Ultimately, higher rates will likely accompany better economic performance and possibly higher inflation, both of which are relative positives for equities compared to bonds.  Much depends on the path and pace of interest rates’ return to normalcy.  In addition, the wealth effect on the U.S. consumer from rising 401k balances and higher home prices should also aid consumer spending.

Corporations as a whole have solid balance sheets and are accumulating excess cash and capital.  Importantly they are also starting to spend on new capital projects, new employees, and new acquisitions.  This could pressure profit margins in the near term which sit near all-time high levels, currently 10%.  The offset should be an improvement in revenue growth from the low single digit levels of the past few years.

Equity valuations remain near extended levels due to the strong stock market.  We estimate that the S&P 500 trades in the eighth decile on trailing operating earnings.  We feel we are in the latter stages of a bull market, although nothing is certain in the investment world.  Equities look reasonable when comparing earnings yields to Treasury or even

PROSPECTOR FUNDS, INC.

corporate bond yields.  In any case, the values inherent in your portfolio should attract acquirers and other investors over time.  Meanwhile, we believe equities are a superior asset allocation alternative to bonds over the longer term.

Thank you for entrusting us with your money.

Respectfully submitted,

John D. Gillespie	Kevin R. O’Brien	Jason A. Kish

Performance data quoted represents past performance; past performance does not guarantee future results.

Opinions expressed are those of the Funds and are subject to change, are not guaranteed, and should not be considered a recommendation to buy or sell any security.

Mutual fund investing involves risk. Principal loss is possible. Investments in debt securities typically decrease in value when interest rates rise. This risk is usually greater for longer-term debt securities. The Funds invest in foreign securities which involve greater volatility and political, economic and currency risks and differences in accounting methods. The Funds invest in smaller and mid-cap companies, which involve additional risks such as limited liquidity and greater volatility. The Funds may hold restricted securities purchased through private placements. Such securities can be difficult to sell without experiencing delays or additional costs. Derivatives involve risks different from, and in certain cases, greater than the risks presented by more traditional investments. These risks are fully disclosed in the prospectus.

Fund holdings and/or security allocations are subject to change at any time and are not recommendations to buy or sell any security. Please see the Schedule of Investments section in this report for a full listing of the Fund’s holdings.

The S&P 500 Index is a broad based unmanaged index of 500 stocks, which is widely recognized as representative of the equity market in general. You cannot invest directly in an index.

The Russell 2000 Index is an unmanaged small-cap index that measures the performance of the 2,000 smallest companies in the Russell 3000 Index. You cannot invest directly in an index.

The Russell MidCap Index is an unmanaged mid-cap index that measures the performance of the 800 smallest companies in the Russell 1000 index. You cannot invest directly in an index.

Stocks are generally perceived to have more financial risk than bonds in that bond holders have a claim on firm operations or assets that is senior to that of equity holders. In addition, stock prices are generally more volatile than bond prices. Investments in debt securities typically decrease in value when interest rates rise. This risk is usually greater for longer-term debt securities. A stock may trade with more or less liquidity than a bond depending on the number of shares and bonds outstanding, the size of the company, and the demand for the securities. Similarly, the transaction costs involved in trading a stock may be more or less than a particular bond depending on the factors mentioned above and whether the stock or bond trades upon an exchange. Depending on the entity issuing the bond, it may or may or may not afford additional protections to the investor, such as a guarantee of return of principal by a government or bond insurance company. There is typically no guarantee of any kind associated with the purchase of an individual stock. Bonds are often owned by individuals interested in current income while stocks are generally owned by individuals seeking price appreciation with income a secondary concern. The tax treatment of returns of bonds and stocks also differs given differential tax treatment of income versus capital gain.

Earnings growth is not a measure of the Fund’s future performance.

Free cash flow is revenue less operating expenses including interest expenses and maintenance capital spending.  It is the discretionary cash that a company has after all expenses and is available for purposes such as dividend payments, investing back into the business or share repurchases.

Free cash flow yield is an overall return evaluation ratio on a stock that standardizes the free cash flow per share that a company expects to earn against its market price per share.

Return on assets is an indicator of how profitable a company is relative to its total assets – calculated by dividing a company's annual earnings by its total assets.

PROSPECTOR FUNDS, INC.

Return on equity is the amount of net income returned as a percentage of shareholders’ equity.

Tangible book value looks at what common shareholders can expect to receive if the firm goes bankrupt and all of its assets are liquidated at their book values.

Earnings per share is the portion of a company's profit allocated to each outstanding share of common stock.

Tangible equity to assets is calculated as (common shareholder's equity – intangible assets) divided by (total assets – intangible assets).

Enterprise value is a measure of the theoretical takeover price that an investor would have to pay in order to acquire a particular company.

Capex spending is funds used by a company to acquire or upgrade physical assets such as property, industrial buildings or equipment.

Prospector Funds, Inc. are distributed by Quasar Distributors, LLC.

PROSPECTOR FUNDS, INC.

Capital Appreciation Fund

The chart assumes an initial investment of $10,000.  Performance reflects waivers of fee and operating expenses in effect.  In the absence of such waivers, total return would be reduced.  Past performance is not predictive of future performance.  Investment return and principal value will fluctuate, so that your shares, when redeemed may be worth more or less than their original cost. Performance assumes the reinvestment of capital gains and income distributions.  The performance does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

Average Annual Rates of Return (%) – As of June 30, 2015

	One Year	Three Year	Five Year	Since Inception(1)
Capital Appreciation Fund	-0.82%	10.45%	8.86%	4.84%
S&P 500 Index(2)	7.42%	17.31%	17.34%	6.20%

(1)	September 28, 2007
(2)
The Standard & Poor’s 500 Index (S&P 500) is an unmanaged, capitalization-weighted index generally representative of the U.S. market for large capitalization stocks.  This Index cannot be invested in directly.

PROSPECTOR FUNDS, INC.

Opportunity Fund

The chart assumes an initial investment of $10,000.  Performance reflects waivers of fee and operating expenses in effect.  In the absence of such waivers, total return would be reduced.  Past performance is not predictive of future performance.  Investment return and principal value will fluctuate, so that your shares, when redeemed may be worth more or less than their original cost.  Performance assumes the reinvestment of capital gains and income distributions.  The performance does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

Average Annual Rates of Return (%) – As of June 30, 2015

	One Year	Three Year	Five Year	Since Inception(1)
Opportunity Fund	6.64%	15.02%	14.18%	8.76%
Russell 2000 Index(2)	6.49%	17.81%	17.08%	7.20%
Russell Midcap Index(3)	6.63%	19.26%	18.23%	7.79%

(1)	September 28, 2007
(2)	An unmanaged small-cap index that measures the performance of the 2,000 smallest companies in the Russell 3000 Index. This index cannot be invested in directly.
(3)	An unmanaged mid-cap index that measures the performance of the 800 smallest companies in the Russell 1000 Index. This index cannot be invested in directly.

PROSPECTOR FUNDS, INC.

Expense Example
June 30, 2015

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, which may include but are not limited to, redemption fees, wire transfer fees, maintenance fee (IRA accounts), and exchange fees; and (2) ongoing costs, including management fees; distribution and/or service fees; and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (January 1, 2015 – June 30, 2015).

ACTUAL EXPENSES
The first line of the table below provides information about actual account values and actual expenses. Although the Fund charges no sales load or transaction fees, you will be assessed fees for outgoing wire transfers, returned checks and stop payment orders at prevailing rates charged by U.S. Bancorp Fund Services, LLC, the Fund’s transfer agent. The example below includes, but is not limited to, management fees, shareholder servicing fees and other Fund expenses. However, the example below does not include portfolio trading commissions and related expenses, interest expense and other extraordinary expenses as determined under generally accepted accounting principles. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES
The second line of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as redemption fees or exchange fees. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Beginning Account Value (01/01/2015)	Ending Account Value (06/30/2015)	Expenses Paid During Period(1) (01/01/2015 to 06/30/2015)

Capital Appreciation Actual(2)	$1,000.00	$1,019.90	$6.51
Capital Appreciation Hypothetical
(5% return before expenses)	1,000.00	1,018.35	6.51
Opportunity Actual(2)	1,000.00	1,028.40	6.54
Opportunity Hypothetical
(5% return before expenses)	1,000.00	1,018.35	6.51

(1)
Expenses are equal to the Fund’s annualized expense ratio for the most recent six-month period of 1.30% and 1.30% for Capital Appreciation Fund and Opportunity Fund, respectively, multiplied by the average account value over the period, multiplied by 181/365 to reflect the one-half year period.

(2)	Based on the actual returns for the six-month period ended June 30, 2015 of 1.99% and 2.84% for Capital Appreciation Fund and Opportunity Fund, respectively.

PROSPECTOR FUNDS, INC.

Sector Allocation (% of net assets) (Unaudited)
as of June 30, 2015(1)(2)

Capital Appreciation Fund

Top 10 Holdings (% of net assets) (Unaudited)
as of June 30, 2015(1)

Capital Appreciation Fund

RTI International, 1.625%, 10/15/2019	3.6%
InterOil, 2.750%, 11/15/2015	3.1%
Abbott Laboratories	2.9%
Chart Industries, 2.000%, 08/01/2018	2.7%
Hologic, 0.000%, 12/15/2043	2.7%
Merck & Co.	2.6%
McDonald’s	2.6%
Domtar	2.6%
Tootsie Roll Industries	2.6%
Forestar Group, 3.750%, 03/01/2020	2.5%

(1)	Fund holdings and sector allocations are subject to change at any time and are not recommendations to buy or sell any security.
(2)	Sector allocation includes all investment types.

PROSPECTOR FUNDS, INC.

Sector Allocation (% of net assets) (Unaudited)
as of June 30, 2015(1)(2)

Opportunity Fund

Top 10 Holdings (% of net assets) (Unaudited)
as of June 30, 2015(1)(3)

Opportunity Fund

Endurance Specialty Holdings	2.7%
Murphy Oil	2.7%
Hess	2.6%
Patterson Companies	2.4%
Brown & Brown	2.4%
HomeTrust Bancshares	2.4%
Invesco	2.3%
Franklin Resources	2.3%
Tootsie Roll Industries	2.3%
Hologic, 2.000%, 12/15/2037	2.0%

(1)	Fund holdings and sector allocations are subject to change at any time and are not recommendations to buy or sell any security.
(2)	Sector allocation includes all investment types.
(3)	Invesco Treasury Portfolio excluded from top 10 holdings.

PROSPECTOR FUNDS, INC.

Schedule of Investments (Unaudited)
June 30, 2015

Capital Appreciation Fund
Description	Shares	Value

COMMON STOCKS – 71.2%

Chemicals – 0.7%
E.I. Du Pont de Nemours	3,000	$191,850

Consumer Discretionary – 7.5%
Cablevision Systems, Class A	11,600	277,704
Darden Restaurants	4,900	348,292
DreamWorks Animation SKG, Class A*	18,900	498,582
McDonald’s	8,100	770,067
Yum! Brands	3,400	306,272
		2,200,917
Consumer Staples – 14.6%
Campbell Soup	6,000	285,900
Coca-Cola	16,600	651,218
Colgate-Palmolive	7,400	484,034
Diageo – ADR	4,280	496,651
Energizer Holdings	2,700	355,185
Mondelez International, Class A	11,350	466,939
Tootsie Roll Industries	23,560	761,224
Walgreens Boots Alliance	5,050	426,422
Wal-Mart Stores	4,700	333,371
		4,260,944
Diversified Financial Services – 3.9%
Legg Mason	9,250	476,653
Leucadia National	10,300	250,084
T. Rowe Price Group	5,400	419,742
		1,146,479
Energy – 5.6%
Clayton Williams Energy*	4,900	322,175
ConocoPhillips	9,300	571,113
Hess	7,100	474,848
Murphy Oil	6,400	266,048
		1,634,184
Healthcare – 10.2%
Abbott Laboratories	17,400	853,992
Eli Lilly & Co.	2,900	242,121
GlaxoSmithKline – ADR	14,250	593,512
Johnson & Johnson	5,400	526,284

See Notes to the Financial Statements

PROSPECTOR FUNDS, INC.

Schedule of Investments (Unaudited) – Continued
June 30, 2015

Capital Appreciation Fund
Description	Shares	Value

COMMON STOCKS – 71.2% (Continued)

Healthcare – 10.2% (Continued)
Merck & Co.	13,600	$774,248
		2,990,157
Industrials – 2.0%
Eaton	5,900	398,191
Sulzer	1,900	195,395
		593,586
Information Technology – 6.1%
Automatic Data Processing	4,000	320,920
Comtech Telecommunications	14,600	424,130
FLIR Systems	16,550	510,071
Microsoft	4,550	200,883
Paychex	3,000	140,640
Science Applications International	3,600	190,260
		1,786,904
Insurance – 8.0%
American International Group	4,900	302,918
Berkshire Hathaway, Class B*	2,300	313,053
CNA Financial	4,800	183,408
Donegal Group, Class A	7,100	108,133
First American Financial	4,500	167,445
Loews	10,900	419,759
RenaissanceRe Holdings	1,914	194,290
Selective Insurance Group	6,400	179,520
State Auto Financial	19,700	471,815
		2,340,341
Metals & Mining – 0.2%
AuRico Gold	24,420	69,353

Paper & Forest Products – 3.7%
Domtar	18,451	763,871
Louisiana-Pacific*	17,800	303,134
		1,067,005
Real Estate – 3.0%
Howard Hughes*	1,200	172,248
Post Properties	13,200	717,684
		889,932

See Notes to the Financial Statements

PROSPECTOR FUNDS, INC.

Schedule of Investments (Unaudited) – Continued
June 30, 2015

Capital Appreciation Fund
Description	Shares	Value

COMMON STOCKS – 71.2% (Continued)

Telecommunication Services – 2.0%
Telephone & Data Systems	20,000	$588,000

Utilities – 3.7%
FirstEnergy	16,500	537,075
NRG Energy	14,201	324,919
TransAlta	26,500	205,375
		1,067,369
Total Common Stocks
(Cost $18,478,874)		20,827,021

	Par
CONVERTIBLE BONDS – 20.8%
Energy – 3.1%
InterOil
2.750%, 11/15/2015	$890,000	913,919

Healthcare – 4.3%
Hologic
0.000%, 12/15/2043	650,000	788,531
Medicines
1.375%, 06/01/2017	390,000	464,100
		1,252,631
Industrials – 2.7%
Chart Industries
2.000%, 08/01/2018	825,000	797,156

Information Technology – 1.7%
HomeAway
0.125%, 04/01/2019	500,000	479,062

Metals & Mining – 3.6%
RTI International
1.625%, 10/15/2019	975,000	1,057,266

See Notes to the Financial Statements

PROSPECTOR FUNDS, INC.

Schedule of Investments (Unaudited) – Continued
June 30, 2015

Capital Appreciation Fund
Description	Par	Value

CONVERTIBLE BONDS – 20.8% (Continued)

Real Estate – 5.4%
Forest City Enterprises
4.250%, 08/15/2018	$150,000	$175,969
3.625%, 08/15/2020	625,000	682,031
Forestar Group
3.750%, 03/01/2020	825,000	729,094
		1,587,094
Total Convertible Bonds
(Cost $6,063,440)		6,087,128

CORPORATE BONDS – 6.6%
Consumer Staples – 3.1%
CVS Health
2.250%, 08/12/2019	463,000	460,897
Walgreens Boots Alliance
2.700%, 11/18/2019	450,000	450,601
		911,498
Healthcare – 1.6%
Amgen
2.200%, 05/22/2019	464,000	462,680

Telecommunication Services – 1.9%
Verizon Communications
3.650%, 09/14/2018	525,000	552,188
Total Corporate Bonds
(Cost $1,950,909)		1,926,366

See Notes to the Financial Statements

PROSPECTOR FUNDS, INC.

Schedule of Investments (Unaudited) – Continued
June 30, 2015

Capital Appreciation Fund
Description	Shares	Value

SHORT-TERM INVESTMENT – 1.2%
Invesco Treasury Portfolio, Institutional Class, 0.020%^
(Cost $341,308)	341,308	$341,308
Total Investments – 99.8%
(Cost $26,834,531)		29,181,823
Other Assets and Liabilities, Net – 0.2%		55,863
Total Net Assets – 100.0%		$29,237,686

*	Non-income producing security
ADR – American Depositary Receipt
^	Variable Rate Security – the rate shown is the annualized seven-day effective yield as of June 30, 2015.

See Notes to the Financial Statements

PROSPECTOR FUNDS, INC.

Schedule of Investments (Unaudited)
June 30, 2015

Opportunity Fund
Description	Shares	Value

COMMON STOCKS – 91.5%

Banks – 21.0%
Beneficial Bancorp*	57,600	$719,424
Capital Bank Financial, Class A*	28,600	831,402
Capital City Bank Group	21,100	322,197
Central Pacific Financial	45,300	1,075,875
Chicopee Bancorp	26,200	432,038
Citigroup	13,470	744,083
City National	2,300	207,897
Clifton Bancorp	119,384	1,670,182
First Connecticut Bancorp	42,200	669,714
First Defiance Financial	13,000	487,890
HomeTrust Bancshares*	118,400	1,984,384
Meridian Bancorp*	49,300	661,113
Metro Bancorp	25,280	660,819
OceanFirst Financial	81,700	1,523,705
Oritani Financial	89,750	1,440,488
PacWest Bancorp	14,800	692,048
ServisFirst Bancshares	19,300	725,101
SI Financial Group	48,600	565,704
Waterstone Financial	100,100	1,321,320
Westfield Financial	100,500	734,655
		17,470,039
Chemicals – 1.2%
H.B. Fuller	25,400	1,031,748

Consumer Discretionary – 5.8%
Darden Restaurants	10,400	739,232
Denny’s*	46,500	539,865
Home Depot	11,900	1,322,447
Hyatt Hotels, Class A*	13,300	753,977
McDonald’s	15,500	1,473,585
		4,829,106
Consumer Staples – 9.6%
Church & Dwight	18,600	1,509,018
Diageo – ADR	6,000	696,240
J & J Snack Foods	10,900	1,206,303
Lancaster Colony	15,800	1,435,430
PepsiCo	6,900	644,046
Stock Spirits Group	202,000	612,564

See Notes to the Financial Statements

PROSPECTOR FUNDS, INC.

Schedule of Investments (Unaudited) – Continued
June 30, 2015

Opportunity Fund
Description	Shares	Value

COMMON STOCKS – 91.5% (Continued)

Consumer Staples – 9.6% (Continued)
Tootsie Roll Industries	59,518	$1,923,026
		8,026,627
Diversified Financial Services – 8.2%
Franklin Resources	39,300	1,926,879
Invesco	51,700	1,938,233
Legg Mason	26,200	1,350,086
Leucadia National	50,500	1,226,140
PICO Holdings*	23,700	348,864
		6,790,202
Energy – 5.2%
Hess	31,800	2,126,784
Murphy Oil	53,200	2,211,524
		4,338,308
Healthcare – 7.1%
Eli Lilly & Co.	11,000	918,390
Haemonetics*	21,900	905,784
Invacare	30,500	659,715
Merck & Co.	24,148	1,374,746
Patterson Companies	41,700	2,028,705
		5,887,340
Industrials – 5.9%
CIRCOR International	8,500	463,505
Landstar System	14,200	949,554
Northrop Grumman	4,800	761,424
Powell Industries	22,200	780,774
Sulzer	6,500	668,458
Tyco International	33,300	1,281,384
		4,905,099
Information Technology – 10.0%
Comtech Telecommunications	13,600	395,080
EMC	27,500	725,725
FLIR Systems	26,200	807,484
Maxim Integrated Products	20,300	701,873
Microsoft	21,200	935,980
Paychex	28,300	1,326,704
Synopsys*	23,200	1,175,080
VeriSign*	19,700	1,215,884

See Notes to the Financial Statements

PROSPECTOR FUNDS, INC.

Schedule of Investments (Unaudited) – Continued
June 30, 2015

Opportunity Fund
Description	Shares	Value

COMMON STOCKS – 91.5% (Continued)

Information Technology – 10.0% (Continued)
Xilinx	23,600	$1,042,176
		8,325,986
Insurance – 11.3%
AMERISAFE	10,600	498,836
Brown & Brown	61,500	2,020,890
Chubb	5,000	475,700
CNA Financial	18,900	722,169
Endurance Specialty Holdings	34,400	2,260,080
Infinity Property & Casualty	10,392	788,129
Selective Insurance Group	17,000	476,850
StanCorp Financial Group	12,000	907,320
XL Group	33,160	1,233,552
		9,383,526
Metals & Mining – 1.8%
Kinross Gold*	132,100	306,472
Newmont Mining	49,900	1,165,664
Victoria Gold*	96,500	11,599
		1,483,735
Paper & Forest Products – 0.6%
Domtar	12,300	509,220

Real Estate – 2.9%
Easterly Government Properties	100	1,592
Forestar Group*	29,700	390,852
Howard Hughes*	4,700	674,638
Parkway Properties	57,750	1,007,160
Winthrop Realty Trust	23,000	348,450
		2,422,692
Utilities – 0.9%
Public Service Enterprise Group	19,100	750,248
Total Common Stocks
(Cost $64,876,108)		76,153,876

See Notes to the Financial Statements

PROSPECTOR FUNDS, INC.

Schedule of Investments (Unaudited) – Continued
June 30, 2015

Opportunity Fund
Description	Par	Value

CONVERTIBLE BONDS – 3.6%

Healthcare – 3.1%
Hologic
2.000%, 12/15/2037	$1,000,000	$1,673,750
Medicines
1.375%, 06/01/2017	775,000	922,250
		2,596,000
Real Estate – 0.5%
Forestar Group
3.750%, 03/01/2020	450,000	397,688
Total Convertible Bonds
(Cost $2,559,986)		2,993,688

	Shares
SHORT-TERM INVESTMENT – 4.2%
Invesco Treasury Portfolio, Institutional Class, 0.020%^
(Cost $3,492,863)	3,492,863	3,492,863
Total Investments – 99.3%
(Cost $70,928,957)		82,640,427
Other Assets and Liabilities, Net – 0.7%		617,186
Total Net Assets – 100.0%		$83,257,613

*	Non-income producing security
ADR – American Depositary Receipt
^	Variable Rate Security – the rate shown is the annualized seven-day effective yield as of June 30, 2015.

See Notes to the Financial Statements

PROSPECTOR FUNDS, INC.

Statements of Assets and Liabilities (Unaudited)
June 30, 2015

	Capital Appreciation Fund	Opportunity Fund
ASSETS:
Investments, at market value
(Cost of $26,834,531 and $70,928,957, respectively)	$29,181,823	$82,640,427
Cash	724	18,796
Receivable for investment securities sold	—	588,798
Receivable for dividends and interest	103,853	65,926
Receivable for capital shares sold	—	46,682
Prepaid expenses	9,826	11,738
Total assets	29,296,226	83,372,367

LIABILITIES:
Payable for capital shares redeemed	—	344
Payable to adviser, net	18,530	63,644
Accrued distribution fees	2,438	13,587
Accrued expenses and other liabilities	37,572	37,179
Total liabilities	58,540	114,754

NET ASSETS	$29,237,686	$83,257,613

COMPOSITION OF NET ASSETS:
Portfolio capital	$26,851,924	$60,606,120
Undistributed net investment income	184,918	116,333
Accumulated net realized gain (loss) on investments	(146,481)	10,825,144
Net unrealized appreciation of investments	2,347,325	11,710,016
Total net assets	$29,237,686	$83,257,613

CAPITAL STOCK, $0.0001 par value
Authorized	500,000,000	500,000,000
Issued and outstanding	1,836,722	3,901,087

NET ASSET VALUE, REDEMPTION PRICE,
AND OFFERING PRICE PER SHARE	$15.92	$21.34

See Notes to the Financial Statements

PROSPECTOR FUNDS, INC.

Statements of Operations (Unaudited)
For the Six Months Ended June 30, 2015

	Capital Appreciation Fund	Opportunity Fund
INVESTMENT INCOME:
Interest income	$77,915	$(6,116)
Dividend income	378,932	800,729
Less: Foreign taxes withheld	(4,119)	(8,115)
Total investment income	452,728	786,498

EXPENSES:
Investment advisory fees	207,091	504,209
Administration fees	25,554	49,132
Fund accounting fees	20,443	20,964
Audit fees	16,290	16,290
Transfer agent fees	14,236	21,735
Directors’ fees	13,920	36,720
Registration fees	10,406	10,406
Distribution fees	7,139	24,630
Legal fees	7,059	16,589
Other expenses	5,216	10,699
Custodian fees	4,181	4,794
Postage and printing fees	2,102	5,071
Total expenses	333,637	721,239
Less: Fee waivers	(88,893)	(125,356)
Total net expenses	244,744	595,883
NET INVESTMENT INCOME	207,984	190,615

REALIZED AND UNREALIZED GAINS (LOSSES):
Net realized gain on investments	972,921	5,936,730
Net change in unrealized depreciation of investments	(256,797)	(3,364,473)
Net gain on investments	716,124	2,572,257

NET INCREASE IN NET ASSETS
RESULTING FROM OPERATIONS	$924,108	$2,762,872

See Notes to the Financial Statements

PROSPECTOR FUNDS, INC.

Statements of Changes in Net Assets

	Capital Appreciation Fund
	Six Months Ended
	June 30, 2015	Year Ended
	(Unaudited)	December 31, 2014
OPERATIONS:
Net investment income	$207,984	$195,345
Net realized gain on investments	972,921	2,895,290
Net change in unrealized depreciation of investments	(256,797)	(1,475,357)
Net increase resulting from operations	924,108	1,615,278

CAPITAL SHARE TRANSACTIONS:
Proceeds from shares sold	145,901	824,222
Proceeds from reinvestment of distributions	—	4,821,050
Payments for shares redeemed	(10,229,986)	(5,690,411)
Redemption fees	—	—
Net decrease from capital share transactions	(10,084,085)	(45,139)

DISTRIBUTIONS PAID FROM:
Net investment income	—	(583,975)
Net realized gains	—	(4,247,435)
Total distributions to shareholders	—	(4,831,410)

TOTAL DECREASE IN NET ASSETS	(9,159,977)	(3,261,271)

NET ASSETS:
Beginning of period	38,397,663	41,658,934

End of period (including undistributed
(distributions in excess of) net investment
income of $184,918 and $(23,066), respectively)	$29,237,686	$38,397,663

TRANSACTIONS IN SHARES:
Shares sold	9,264	47,397
Shares issued in reinvestment of distributions	—	305,323
Shares redeemed	(632,486)	(326,944)
Net increase (decrease)	(623,222)	25,776

See Notes to the Financial Statements

PROSPECTOR FUNDS, INC.

Statements of Changes in Net Assets

	Opportunity Fund
	Six Months Ended
	June 30, 2015	Year Ended
	(Unaudited)	December 31, 2014
OPERATIONS:
Net investment income	$190,615	$492,389
Net realized gain on investments	5,936,730	13,250,418
Net change in unrealized depreciation of investments	(3,364,473)	(6,230,397)
Net increase resulting from operations	2,762,872	7,512,410

CAPITAL SHARE TRANSACTIONS:
Proceeds from shares sold	4,113,110	26,051,436
Proceeds from reinvestment of distributions	—	9,091,295
Payments for shares redeemed	(15,066,843)	(39,376,434)
Redemption fees	70	381
Net decrease from capital share transactions	(10,953,663)	(4,233,322)

DISTRIBUTIONS PAID FROM:
Net investment income	—	(641,229)
Net realized gains	—	(8,940,235)
Total distributions to shareholders	—	(9,581,464)

TOTAL DECREASE IN NET ASSETS	(8,190,791)	(6,302,376)

NET ASSETS:
Beginning of period	91,448,404	97,750,780

End of period (including undistributed
(distributions in excess of) net investment
income of $116,333 and $(74,282), respectively)	$83,257,613	$91,448,404

TRANSACTIONS IN SHARES:
Shares sold	193,841	1,198,108
Shares issued in reinvestment of distributions	—	433,952
Shares redeemed	(699,466)	(1,770,195)
Net decrease	(505,625)	(138,135)

See Notes to the Financial Statements

PROSPECTOR FUNDS, INC.

Financial Highlights

	Capital Appreciation Fund
	Six Months
	Ended
	June 30,
	2015	Year Ended December 31,
	(Unaudited)	2014	2013	2012	2011	2010
For a Fund share outstanding
throughout the period

NET ASSET VALUE:
Beginning of period	$15.61	$17.11	$15.19	$14.90	$15.92	$13.95

OPERATIONS:
Net investment income	0.11	0.11	0.18	0.31	0.15	0.14
Net realized and unrealized
gain (loss) on investments	0.20	0.63	2.72	0.54	(0.79)	2.30
Total from operations	0.31	0.74	2.90	0.85	(0.64)	2.44

LESS DISTRIBUTIONS:
From net investment income	—	(0.27)	(0.17)	(0.34)	(0.17)	(0.16)
From net realized gains	—	(1.97)	(0.81)	(0.22)	(0.21)	(0.31)
Total distributions	—	(2.24)	(0.98)	(0.56)	(0.38)	(0.47)

NET ASSET VALUE:
End of period	$15.92	$15.61	$17.11	$15.19	$14.90	$15.92

TOTAL RETURN(1)	1.99%	4.18%	19.10%	5.76%	(4.00)%	17.52%

SUPPLEMENTAL DATA AND RATIOS:
Net assets, end of period (in thousands)	$29,238	$38,398	$41,659	$39,104	$53,737	$43,535
Ratio of expenses to average net assets:
Before expense reimbursement(2)	1.77%	1.74%	1.77%	1.77%	1.70%	2.01%
After expense reimbursement(2)	1.30%	1.30%	1.30%	1.37%	1.50%	1.50%
Ratio of net investment income
to average net assets:
Before expense reimbursement(2)	0.63%	0.05%	0.61%	1.10%	0.63%	0.55%
After expense reimbursement(2)	1.10%	0.49%	1.08%	1.50%	0.83%	1.06%
Portfolio turnover rate(1)	21%	48%	31%	15%	24%	27%

(1)	Not annualized for periods less than one year.
(2)	Annualized for periods less than one year.

See Notes to the Financial Statements

PROSPECTOR FUNDS, INC.

Financial Highlights

	Opportunity Fund
	Six Months
	Ended
	June 30,
	2015	Year Ended December 31,
	(Unaudited)	2014	2013	2012	2011	2010
For a Fund share outstanding
throughout the period

NET ASSET VALUE:
Beginning of period	$20.75	$21.51	$18.05	$16.62	$17.45	$15.10

OPERATIONS:
Net investment income	0.05	0.13	0.07	0.20	0.07	0.09
Net realized and unrealized
gain (loss) on investments	0.54	1.48	4.84	2.22	(0.11)	2.47
Total from operations	0.59	1.61	4.91	2.42	(0.04)	2.56

LESS DISTRIBUTIONS:
From net investment income	—	(0.16)	(0.07)	(0.20)	(0.05)	(0.12)
From net realized gains	—	(2.21)	(1.38)	(0.79)	(0.74)	(0.09)
Total distributions	—	(2.37)	(1.45)	(0.99)	(0.79)	(0.21)

NET ASSET VALUE:
End of period	$21.34	$20.75	$21.51	$18.05	$16.62	$17.45

TOTAL RETURN(1)	2.84%	7.36%	27.25%	14.63%	(0.21)%	16.94%

SUPPLEMENTAL DATA AND RATIOS:
Net assets, end of period (in thousands)	$83,258	$91,448	$97,751	$70,549	$59,715	$37,575
Ratio of expenses to average net assets:
Before expense reimbursement(2)	1.57%	1.53%	1.57%	1.64%	1.70%	2.05%
After expense reimbursement(2)	1.30%	1.30%	1.30%	1.36%	1.50%	1.50%
Ratio of net investment income
to average net assets:
Before expense reimbursement(2)	0.14%	0.23%	0.08%	0.84%	0.20%	0.04%
After expense reimbursement(2)	0.41%	0.46%	0.35%	1.12%	0.40%	0.59%
Portfolio turnover rate(1)	14%	40%	25%	43%	45%	45%

(1)	Not annualized for periods less than one year.
(2)	Annualized for periods less than one year.

See Notes to the Financial Statements

PROSPECTOR FUNDS, INC.

Notes to the Financial Statements (Unaudited)
June 30, 2015

1.  ORGANIZATION

Prospector Funds, Inc. (the “Corporation”) was organized as a Maryland corporation on June 6, 2007 and is registered under the Investment Company Act of 1940 (the “1940 Act”), as amended, as an open-end diversified management investment company.  The Corporation issues its shares in series, each series representing a distinct portfolio with its own investment objectives and policies.  There are two series presently authorized, the Prospector Capital Appreciation Fund and the Prospector Opportunity Fund (individually a “Fund” and collectively the “Funds”).  The Funds commenced operations on September 28, 2007.

2.  FAIR VALUE MEASUREMENT

The following is a summary of significant accounting policies consistently followed by each Fund:

Security Valuation – The Fund has adopted fair value accounting standards which establish an authoritative definition of fair value and set out a hierarchy for measuring fair value.  These standards require additional disclosures about the various inputs and valuation techniques used to develop the measurements of fair value, a discussion in changes in valuation techniques and related inputs during the period and expanded disclosure of valuation levels for major security types.  These inputs are summarized in the three broad levels listed below:

Level 1 –	Unadjusted quoted prices in active markets for identical assets or liabilities that the Fund has the ability to access.
Level 2 –
Observable inputs other than quoted prices included in Level 1 that are observable for the asset or liability, either directly or indirectly.  These inputs may include quoted prices for the identical instrument on an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates, discounts and similar data.

Level 3 –
Unobservable inputs for the asset or liability, to the extent relevant observable inputs are not available, representing the Fund’s own assumptions about the assumptions a market participant would use in valuing the asset or liability, and would be based on the best information available.

Following is a description of the valuation techniques applied to the Fund’s major categories of assets and liabilities measured at fair value on a recurring basis.  The Fund’s investments are carried at fair value.

Common Stock – Securities that are primarily traded on a national securities exchange are valued at the last sale price on the exchange on which they are primarily traded on the day of valuation or, if there has been no sale on such day, at the last bid price on the day of valuation.  To the extent these securities are actively traded and valuation adjustments are not applied, they are categorized in Level 1 of the fair value hierarchy.

Convertible and Corporate Bonds – Convertible and corporate bonds, including listed issues, are valued at fair value on the basis of valuations furnished by an independent pricing service which utilizes both dealer-supplied valuations and formula-based techniques.  The pricing service may consider recently executed transactions in securities of the issuer or comparable issuers, market price quotations (where observable), bond spreads, and fundamental data relating to the issuer. Convertible and corporate bonds are generally categorized in Level 2 of the fair value hierarchy.

Investment Companies – Investments in other mutual funds, including money market funds, are valued at their net asset value per share.  To the extent these securities are actively traded and valuation adjustments are not applied, they are categorized in Level 1 of the fair value hierarchy.

PROSPECTOR FUNDS, INC.

Notes to the Financial Statements (Unaudited) – Continued
June 30, 2015

Securities for which market quotations are not readily available, or if the closing price does not represent fair value, are valued following procedures approved by the Board of Directors.  These procedures consider many factors, including the type of security, size of holding, trading volume and news events.  There can be no assurance that the Fund could obtain the fair value assigned to a security if they were to sell the security at approximately the time at which the Fund determines their net asset values per share.

The inputs or methodology used for valuing securities are not an indication of the risk associated with investing in those securities.

As of June 30, 2015, each Fund’s investments in securities were classified as follows:

	Level 1	Level 2	Level 3	Total
Capital Appreciation Fund
Common Stocks	$20,827,021	$—	$—	$20,827,021
Convertible Bonds	—	6,087,128	—	6,087,128
Corporate Bonds	—	1,926,366	—	1,926,366
Short-Term Investment	341,308	—	—	341,308
Total Investments	$21,168,329	$8,013,494	$—	$29,181,823

	Level 1	Level 2	Level 3	Total
Opportunity Fund
Common Stocks	$76,153,876	$—	$—	$76,153,876
Convertible Bonds	—	2,993,688	—	2,993,688
Short-Term Investment	3,492,863	—	—	3,492,863
Total Investments	$79,646,739	$2,993,688	$—	$82,640,427

Refer to each Fund’s Schedule of Investments for further sector breakout.

Transfers between levels are recognized at the beginning of the reporting period.  During the six months ended June 30, 2015, the Funds recognized no transfers between levels.  The Funds did not invest in any Level 3 investments during the period.

The Funds may invest in derivative financial instruments in order to manage risk or gain exposure to various other investments or markets.  The Funds’ investment objectives allow the Funds to enter into various types of derivative contracts, including, but not limited to, futures contracts, forward foreign exchange contracts, and purchased and written options.  Derivatives may contain various risks including the potential inability of the counterparty to fulfill their obligations under the terms of the contract, the potential for an illiquid secondary market, and the potential for market movements which may expose the funds to gains or losses in excess of the amounts shown on the Statements of Assets and Liabilities.  As of and for the six months ended June 30, 2015, the Funds held no derivative instruments.  Each of the Funds is a diversified open-end management investment company which follows specialized accounting and reporting under Accounting Standards Codification Topic 946, Financial Services – Investment Companies.

3.  SIGNIFICANT ACCOUNTING POLICIES

Distributions to Shareholders – Dividends from net investment income and distributions of net realized capital gains, if any, will be declared and paid at least annually.  The character of distributions made during the period from net investment income or net realized gains may differ from the characterization for federal income tax purposes

PROSPECTOR FUNDS, INC.

Notes to the Financial Statements (Unaudited) – Continued
June 30, 2015

due to differences in the recognition of income, expense and gain items for financial statement and tax purposes.  All short-term capital gains are included in ordinary income for tax purposes.

Use of Estimates – The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period.  Actual results could differ from those estimates.

Federal Income Taxes – The Funds intend to meet the requirements of subchapter M of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all net taxable investment income and net realized gains to shareholders in a manner which results in no tax cost to the Funds.  Therefore, no federal income or excise tax provision is required.  As of December 31, 2014, the Funds did not have any tax positions that did not meet the “more-likely-than-not” threshold of being sustained by the applicable tax authority.  Generally, tax authorities can examine all the tax returns filed for the last three years.

Foreign Currency Translation – The books and records relating to the Funds’ non-U.S. dollar denominated investments are maintained in U.S. dollars on the following bases:  (1) market value of investment securities, assets, and liabilities are translated at the current rate of exchange; and (2) purchases and sales of investment securities, income, and expenses are translated at the relevant rates of exchange prevailing on the respective dates of such transactions.  The Funds do not isolate the portion of gains and losses on investments in equity securities that is due to changes in the foreign exchange rates from that which is due to changes in market prices of equity securities.  The Funds report certain foreign currency-related transactions as components of realized gains for financial reporting purposes, whereas such components are treated as ordinary income for federal income tax purposes.

Illiquid or Restricted Securities – A security may be considered illiquid if it lacks a readily available market.  Securities are generally considered liquid if they can be sold or disposed of in the ordinary course of business within seven days at approximately the price at which the security is valued by the Fund.  Illiquid securities may be valued under methods approved by the Funds’ board of directors as reflecting fair value.  Each Fund intends to invest no more than 15% of its total assets in illiquid securities.  Certain restricted securities may be considered illiquid.  Restricted securities are often purchased in private placement transactions, are not registered under the Securities Act of 1933, may have contractual restrictions on resale, and may be valued under methods approved by the Funds’ board of directors as reflecting fair value.  Certain restricted securities eligible for resale to qualified institutional investors, including Rule 144A securities, are not subject to the limitation on a Fund’s investment in illiquid securities if they are determined to be liquid in accordance with procedures adopted by the Funds’ board of directors.  At June 30, 2015, the Funds had no investments in illiquid securities.

Expenses – Expenses directly attributable to a Fund are charged to that Fund, while expenses attributable to more than one Fund are allocated among the respective Funds based on relative net assets or another appropriate basis.

Other – Investment and shareholder transactions are recorded on the trade date.  Each Fund determines the gain or loss realized from the investment transactions on the basis of identified cost.  Dividend income is recognized on the ex-dividend date.  Interest income, including amortization of bond premium and discount, is recognized on an accrual basis.

PROSPECTOR FUNDS, INC.

Notes to the Financial Statements (Unaudited) – Continued
June 30, 2015

Subsequent Events – Management has evaluated fund related events and transactions that occurred subsequent to June 30, 2015, through the date of issuance of the Funds’ financial statements.  There were no events or transactions that occurred during this period that materially impacted the amounts or disclosures in the Funds’ financial statements.

4.  INVESTMENT TRANSACTIONS

During the six months ended June 30, 2015, purchases of securities and proceeds from sales of securities, other than temporary investments in short-term securities, were as follows:

	Purchases	Sales
Capital Appreciation Fund	$ 7,663,166	$15,529,611
Opportunity Fund	11,981,843	23,158,815

There were no purchases or sales of long-term U.S. Government securities.

The aggregate gross unrealized appreciation and depreciation of securities held by the Funds and the total cost of securities for federal income tax purposes at December 31, 2014, the Funds’ most recently completed fiscal year end, were as follows:

	Aggregate	Aggregate		Federal
	Gross	Gross		Income
	Appreciation	Depreciation	Net	Tax Cost
Capital Appreciation Fund	$ 5,179,043	$(2,751,182)	$ 2,427,861	$ 36,000,186
Opportunity Fund	18,579,777	(3,568,924)	15,010,853	75,851, 596

At December 31, 2014, the Funds’ most recently completed fiscal year end, components of accumulated earnings (deficit) on a tax-basis were as follows:

					Total
	Undistributed	Undistributed	Other		Accumulated
	Ordinary	Long-Term	Accumulated	Unrealized	Earnings
	Income	Capital Gains	Losses	Appreciation	(Deficit)
Capital Appreciation Fund	$73,082	$ 16,111	$(1,055,400)	$ 2,427,861	$ 1,461,654
Opportunity Fund	—	4,888,414	(10,646)	15,010,853	19,888,621

As of December 31, 2014, the Funds did not have any capital loss carryovers.  A regulated investment company may elect for any taxable year to treat any portion of any qualified late year loss as arising on the first day of the next taxable year.  Qualified late year losses are certain capital, and ordinary losses which occur during the portion of the Fund’s taxable year subsequent to October 31.  For the taxable year ended December 31, 2014, the Capital Appreciation Fund deferred on a tax basis, short-term post-October losses (“late year losses”) of $(28,533) and long-term late year losses of $(1,072,404).  The Opportunity Fund does not plan to defer any late year losses.

There were no distributions paid during the six months ended June 30, 2015.

PROSPECTOR FUNDS, INC.

Notes to the Financial Statements (Unaudited) – Continued
June 30, 2015

The tax character of distributions paid during the fiscal year ended December 31, 2014 were as follows:

	Ordinary	Long Term
	Income	Capital Gains	Total
Capital Appreciation Fund	$ 864,748	$3,966,662	$4,831,410
Opportunity Fund	1,448,014	8,133,450	9,581,464

5.  AGREEMENTS

The Funds have entered into an Investment Advisory Agreement with Prospector Partners Asset Management, LLC (the “Adviser”), with whom certain directors and officers of the Corporation are affiliated, to furnish investment advisory services to the Funds.  Pursuant to this Agreement, the Adviser is entitled to receive a management fee, calculated daily and payable monthly, at the annual rate of 1.10% as applied to each Fund’s daily net assets.

The Adviser has contractually agreed to waive its management fee and reimburse each Fund’s other expenses to the extent necessary to ensure that each Fund’s operating expenses do not exceed 1.30% of its average daily net assets.  Any such reduction made by the Adviser in its fees or payment of expenses which are the Fund’s obligation are subject to possible reimbursement by the Fund to the Adviser within three years after the fees have been waived and/or reimbursed.  Fees waived and expenses reimbursed by the Adviser may be recouped by the Adviser if such recoupment can be achieved without exceeding the expense limit in effect at the time the waiver and reimbursement occurred.  As of June 30, 2015, the Adviser did not recoup any previously waived expenses.  The Operating Expense Limitation Agreement will be in effect through at least September 30, 2016.  Waived fees and reimbursed expenses subject to potential recovery by year of expiration are as follows:

Expiration	Capital Appreciation Fund	Opportunity Fund
12/31/15	$186,758	$183,148
12/31/16	188,732	237,316
12/31/17	174,159	250,997
12/31/18	88,893	125,356
Total	$638,542	$796,817

As of June 30, 2015, it was possible, but not probable, those amounts would be recovered by the Adviser.  At the end of each fiscal year in the future, the Funds will continue to assess the potential recovery ofwaived/reimbursed fees and expenses for financial reporting purposes.

Quasar Distributors, LLC (“Quasar”), a subsidiary of U.S. Bancorp, serves as distributor of the Funds’ shares pursuant to a Distribution Agreement with the Corporation. Each Fund’s shares are sold on a no-load basis and, therefore, Quasar receives no sales commission or sales load for providing services to the Funds.  The Corporation has adopted a plan pursuant to Rule 12b-1 under the 1940 Act (the “12b-1 Plan”), which authorizes the Corporation to reimburse Quasar and certain financial intermediaries who assist in distributing each Fund’s shares or who provide shareholder services to Fund shareholders a distribution and/or shareholder servicing fee of up to 0.25% of each Fund’s average daily net assets (computed on an annual basis). All or a portion of the fee may be used by the Funds or Quasar to pay the Fund’s distribution fees and costs of printing reports and prospectuses for potential investors and the costs of other distribution and shareholder services expenses.  During the six months ended June 30, 2015, Capital Appreciation Fund and Opportunity Fund incurred expenses of $7,139 and $24,630 respectively, pursuant to the 12b-1 Plan.

PROSPECTOR FUNDS, INC.

Notes to the Financial Statements (Unaudited) – Continued
June 30, 2015

U.S. Bancorp Fund Services, LLC serves as transfer agent, administrator and fund accountant for the Funds.  U.S. Bank N.A. serves as custodian for the Funds.

6.  INDEMNIFICATIONS

The Funds enter into contracts that contain a variety of indemnifications. The Funds’ maximum exposure under these arrangements is unknown. However, the Funds have not had prior claims or losses pursuant to these contracts and expect the risk of loss to be remote.

PROSPECTOR FUNDS, INC.

Additional Information (Unaudited)
June 30, 2015

AVAILABILITY OF FUND PORTFOLIO INFORMATION

The Funds file complete schedules of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q, which is available on the SEC’s website at www.sec.gov.  The Funds’ Form N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C.  For information on the Public Reference Room call 1-800-SEC-0330.  In addition, the Funds’ Form N-Q is available without charge upon request by calling 1-877-734-7862.

AVAILABILITY OF PROXY VOTING INFORMATION

A description of the Funds’ Proxy Voting Policies and Procedures is available without charge, upon request, by calling 1-877-734-7862.  Information regarding how the Funds voted proxies relating to portfolio securities during the most recent 12 month period ended June 30, is available (1) without charge, upon request, by calling 1-877-734-7862, or (2) on the SEC’s website at www.sec.gov.

(This Page Intentionally Left Blank.)

DIRECTORS
John D. Gillespie
Harvey D. Hirsch
Joseph Klein III
Roy L. Nersesian
John T. Rossello, Jr.

INVESTMENT ADVISER
Prospector Partners Asset Management, LLC
370 Church Street
Guilford, CT  06437

DISTRIBUTOR
Quasar Distributors, LLC
615 East Michigan Street
Milwaukee, WI  53202

CUSTODIAN
U.S. Bank, N.A.
1555 North River Center Drive
Milwaukee, WI  53212

ADMINISTRATOR AND TRANSFER AGENT
U.S. Bancorp Fund Services, LLC
Third Floor
615 E. Michigan Street
Milwaukee, WI  53202

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM
Ernst & Young LLP
155 North Wacker Drive
Chicago, IL  60606

LEGAL COUNSEL
Seward & Kissel LLP
One Battery Plaza
New York, NY  10004

This report should be accompanied or preceded by a prospectus.

The Funds’ Statement of Additional Information contains additional information about the

Funds’ directors and is available without charge upon request by calling 1-877-734-7862.

Item 2. Code of Ethics.

Not applicable for semi-annual reports.

Item 3. Audit Committee Financial Expert.

Not applicable for semi-annual reports.

Item 4. Principal Accountant Fees and Services.

Not applicable for semi-annual reports.

Item 5. Audit Committee of Listed Registrants.

Not applicable to open-end investment companies.

Item 6. Schedule of Investments.

Schedule of Investments is included as part of the report to shareholders filed under Item 1 of this Form.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable to open-end investment companies.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable to open-end investment companies.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchases.

Not applicable to open-end investment companies.

Item 10. Submission of Matters to a Vote of Security Holders.

Not Applicable.

Item 11. Controls and Procedures.

(a)
The Registrant’s President and Treasurer have reviewed the Registrant's disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940 (the “Act”)) as of a date within 90 days of the filing of this report, as required by Rule 30a-3(b) under the Act and Rules 13a-15(b) or 15d-15(b) under the Securities Exchange Act of 1934.  Based on their review, such officers have concluded that the disclosure controls and procedures are effective in ensuring that information required to be disclosed in this report is appropriately recorded, processed, summarized and reported and made known to them by others within the Registrant and by the Registrant’s service provider.

(b)
There were no significant changes in the Registrant's internal control over financial reporting (as defined in Rule 30a-3(d) under the Act) that occurred during the second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the Registrant's internal control over financial reporting.

Item 12. Exhibits.

(a)
(1) Any code of ethics or amendment thereto, that is subject of the disclosure required by Item 2, to the extent that the registrant intends to satisfy Item 2 requirements through filing an exhibit. Not applicable for semi-annual reports.

(2) Certifications pursuant to Section 302 of the Sarbanes-Oxley Act of 2002.  Filed herewith.

(3) Any written solicitation to purchase securities under Rule 23c-1 under the Act sent or given during the period covered by the report by or on behalf of the registrant to 10 or more persons.  Not applicable to open-end investment companies.

(b)	Certification pursuant to Section 906 of the Sarbanes-Oxley Act of 2002. Furnished herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant)  Prospector Funds, Inc.

By (Signature and Title)*                    /s/John D. Gillespie
John D. Gillespie, President

Date  September 4, 2015

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)*                    /s/John D. Gillespie
John D. Gillespie, President

Date  September 4, 2015

By (Signature and Title)*                    /s/Peter N. Perugini, Jr.
Peter N. Perugini, Jr., Treasurer

Date  September 4, 2015

* Print the name and title of each signing officer under his or her signature.